SSgA Active ETF Trust

SPDR Blackstone/GSO Senior Loan ETF (the “Fund”)

Supplement dated April 1, 2014

to the

Prospectus dated October 31, 2013

Effective April 1, 2014, the management fee for the Fund has been reduced from 0.90% to 0.70% of the Fund’s average daily net assets. The Prospectus is hereby amended as follows to reflect the new management fee:

The “Fees and Expenses of the Fund” and “Example” sections on page 25 of the Prospectus are replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below reflect the expenses of both the Fund and the Portfolio (defined below) and do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES(1)(2) (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES(3)	0.70%
DISTRIBUTION AND SERVICE (12b-1) FEES(4)	0.00%
OTHER EXPENSES	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.70%

(1)	The Fee Table and the Example reflect the fees and expenses of both the Fund and the Portfolio.
(2)	Expense information has been restated to reflect current fees.
(3)	The management fee paid to the Adviser is reduced by the proportional amount of the advisory fee of the Portfolio.
(4)	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made through at least October 31, 2014.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$72	$224

The second paragraph and table under “Management—Adviser” on page 41 are replaced with the following:

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2013, each Fund paid the Adviser the annual fees based on a percentage of each Fund’s average daily net assets as set forth below. With respect to each Fund, other than the SPDR Blackstone/GSO Senior Loan ETF, the management fee is reduced by the proportional amount of the advisory fee, as well as acquired fund fees and expenses, of the respective portfolio. With respect to the SPDR Blackstone/GSO Senior Loan ETF, the management fee is reduced by the proportional amount of the advisory fee of the Blackstone/GSO Senior Loan Portfolio.

SPDR SSgA Multi-Asset Real Return ETF	0.70%
SPDR SSgA Income Allocation ETF	0.70%
SPDR SSgA Conservative Global Allocation ETF(1)	0.35%
SPDR SSgA Global Allocation ETF	0.35%
SPDR SSgA Aggressive Global Allocation ETF(1)	0.35%
SPDR Blackstone/GSO Senior Loan ETF(2)	0.90%
SPDR SSgA Ultra Short Term Bond ETF(1)	0.20%

(1)	Fund had not commenced operation as of June 30, 2013.
(2)	Effective April 1, 2014, the annual fee paid by the SPDR Blackstone/GSO Senior Loan ETF to the Adviser was reduced to 0.70%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE